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                                                                     Exhibit 23

                                                                ARTHUR ANDERSEN




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated March 13, 2000 for Training Devices International, Inc. (and to all references to our Firm) included in or made a part of this Form SB-2 registration statement.


                                       /s/ Arthur Andersen LLP

Denver, Colorado,
  March 22, 2000.